UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2022

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on Current Report on Form 8-K filed on February 3, 2022, LMP Elmsford WP RE, LLC, a New York limited liability company (“LMPE”), an indirect, wholly-owned subsidiary of LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) entered into a purchase and sale agreement (the “PSA”) with Elmsford-119 Associates, LLC, a New York limited liability company (the “Seller”), to acquire all of Seller’s right, title and interest (i) as the ground lessee under a ground lease of the parcel of real property located at 251 East Main Street, in the Village of Elmsford, Town of Greenburgh, County of Westchester, State of New York (Section 5.80, Block 116, Lot 9) (the “Leasehold Property”) and all other tangible and intangible property granted to Seller pursuant to such ground lease, (ii) as fee owner of the parcel of real property located in the Village of Elmsford, Town of Greenburgh, County of Westchester, State of New York (Section 5.80, Block 116, Lot 3) (the “Fee Property” and, together with the Leasehold Property, the “Property”) and (iii) the tangible and intangible property relating to or on the Leasehold Property and Fee Property. In exchange for the acquisition of the Property, including the tangible and intangible property relating thereto, the Company will pay to the Seller approximately $29,000,000. On February 18, 2022, the Company’s acquisition of the Property was terminated in accordance with the terms of the PSA. The Company did not incur any material termination penalties pursuant to such termination. The description of the PSA and the transactions contemplated thereby are incorporated by reference to the Company’s Current Report on Form 8-K filed on February 3, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	Chief Executive Officer

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